united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17645 Wright Street , Ste 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

Annual Report

December 31, 2018

Investor Class Shares (QGLDX)

Advisor Class Shares (QGLCX)

1-855-650-QGLD(7453)

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.advisorspreferred.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

December 31, 2018

Dear Shareholders,

This Annual Report for The Gold Bullion Strategy Fund (“Fund”) covers the period from January 1, 2018 to December 31, 2018. Flexible Plan Investments, Ltd. serves as the sub-advisor to The Gold Bullion Strategy Fund. During the period, the Fund returned -4.08%, compared with a return of -2.81% in the S&P GSCI Gold Index, while the S&P 500 TR Index returned -4.38%. The sub-index of the S&P GSCI provides investors with a reliable and publicly available benchmark tracking the COMEX gold future.

A strong U.S. dollar and economy were potent headwinds against gold for most of 2018. The U.S. dollar, with a historically inverse relationship to gold, continued to strengthen during the period. The U.S. economy, aided by tax cuts, enjoyed full employment and robust growth which fueled investor sentiment in the domestic stock market. However, the stock market entered into a period of increased volatility with significant declines beginning in October. It was at this point when gold began to turn positive. Gold finished the period on an upward trend amid a backdrop of cooling trade war rhetoric and a Fed rate hike. Increased equity volatility, prospects of a slowing economy, and considerable headline risk surrounding rising geopolitical tensions and future potential trade wars still exist and may provide a favorable environment for gold going forward.

The Fund continues to endeavor to execute its strategy consistently, regardless of the market environment or perceived outlook for gold. A combination of the Fund’s expense ratio and underperformance of the Fund’s income holdings in a rising rate environment have contributed to the relative underperformance against the S&P GSCI Gold Index. The sub-advisor is reviewing potential changes to the fund structure to account for interest rate risk in the future. As always, the advisor and sub-advisor reiterate the value of gold in portfolios as a diversifier given its historically low correlation to most other asset classes.

The Gold Bullion Strategy Fund seeks returns that reflect the daily performance of the price of gold bullion and, as such, is a vehicle for investors to capture potential returns resulting from those movements. To meet its goal, the Fund utilizes gold bullion-related futures contracts and exchange-traded funds (ETFs). Additionally, in an effort to reflect the daily performance of the price of gold bullion net of fees, the Fund invests in investment-grade fixed income corporate notes and bonds, with an objective of generating interest income to partially offset those fees.

We encourage our investors to maintain a long-term perspective as the market reacts to inevitable challenges and opportunities. As an asset class, gold historically has been uncorrelated with other asset classes and tended to provide a valuable hedge to investor portfolios in times of market volatility or economic and geopolitical uncertainty. We thank you for your confidence in The Gold Bullion Strategy Fund and its potential to help you achieve your financial goals.

Best regards,

Jerry Wagner	Catherine Ayers-Rigsby

Flexible Plan Investments, Ltd.	Advisors Preferred

The Gold Bullion Strategy Fund
Portfolio Review
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, as compared to its benchmarks:

				Annualized
				Since Inception	Since Inception
	One Year	Three Years	Five Years	April 19, 2016	July 9, 2013
The Gold Bullion Strategy Fund - Investor Class	(4.08)%	4.50%	(0.67)%	N/A	(1.17)%
The Gold Bullion Strategy Fund - Advisor Class	(4.68)%	N/A	N/A	(1.98)%	N/A
S&P 500 Total Return Index **	(4.38)%	9.26%	8.49%	8.95%	10.29%
S&P GSCI Gold Index***	(2.81)%	5.71%	0.68%	(0.05)%	(0.08)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s Investor and Advisor Class total fund operating expense ratio including underlying funds, as provided in the Fund’s prospectus dated May 1, 2018, was 1.54% and 2.14%, respectively. For performance information current to the most recent month-end, please call 1-855-650-7453.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

***	The S&P GSCI Gold Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement. Investors cannot directly invest in an index.

Comparison of the Change in Value of a $10,000 Investment

Since Inception through December 31, 2018 +

Past performance is not necessarily indicative of future results.

+	Inception date is July 9, 2013

As of December 31, 2018, the Fund’s holding by types of investments are as follows:

Holdings by Type of Investment *:	% of Net Assets
Certificates of Deposit	27.9%
Short-Term Investments	27.3%
Bonds & Notes	20.2%
Exhange Traded Funds:
Debt Funds	16.2%
Commodity Fund	1.0%
Other Assets Less Liabilities	7.4%
100.0%

*	The Holdings by Type of Investment detailed do not include derivative exposure.

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed listing of the Fund’s holdings.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2018

Principal
Amount ($)		Interest Rate	Maturity	Value
	BONDS & NOTES - 20.2%
	AGRICULTURE - 1.1%
500,000	Philip Morris International, Inc.	1.8750%	2/25/2021	$485,991

	AUTO MANUFACTURERS - 0.6%
250,000	Ford Motor Credit Co. LLC	2.3750	3/12/2019	249,597

	BANKS - 8.0%
250,000	Bank of Montreal	1.5000	7/18/2019	248,142
500,000	Citigroup, Inc.	2.7000	3/30/2021	492,734
287,000	Citizens Bank	2.2000	5/26/2020	283,048
250,000	Compass Bank	2.7500	9/29/2019	248,732
700,000	Medallion Bank	2.3000	1/26/2021	689,449
250,000	Morgan Stanley	2.6500	1/27/2020	248,188
250,000	National Australia Bank Ltd.	2.5000	1/12/2021	246,114
250,000	National Australia Bank Ltd.	2.6250	7/23/2020	247,424
250,000	Santander UK Group Holdings PLC	3.1250	1/8/2021	245,922
250,000	Sumitomo Mitsui Banking Corp.	2.4500	1/16/2020	248,048
250,000	Toronto-Dominion Bank	2.2500	11/5/2019	248,661
				3,446,462
	BEVERAGES - 1.3%
600,000	Anheuser-Busch InBev Finance, Inc.	2.6500	2/1/2021	590,333

	ELECTRIC - 0.6%
250,000	Edison International	2.1250	4/15/2020	243,437

	ELECTRONICS - 0.6%
250,000	Amphenol Corp.	2.2000	4/1/2020	246,375

	FOOD - 0.6%
250,000	Sysco Corp.	1.9000	4/1/2019	249,279

	HEALTHCARE-SERVICES - 0.6%
250,000	Quest Diagnostics, Inc.	2.5000	3/30/2020	247,793

	INTERNET - 0.6%
250,000	Alibaba Group Holding Ltd.	2.5000	11/28/2019	248,669

	LODGING - 0.6%
250,000	Marriott International, Inc.	3.0000	3/1/2019	249,691

	MACHINERY - CONSTRUCTION & MINING - 0.5%
250,000	Caterpillar Financial Services Corp.	1.1500	8/15/2019	246,373

	PHARMACEUTICALS - 2.8%
500,000	AbbVie, Inc.	2.3000	5/14/2021	488,564
250,000	AstraZeneca PLC	2.3750	11/16/2020	245,754
250,000	Express Scripts Holdings Co.	2.2500	6/15/2019	248,964
250,000	Teva Pharmaceuticals Finance IV LLC.	2.2500	3/18/2020	243,357
				1,226,639
	RETAIL - 0.6%
250,000	Nordstrom, Inc.	4.7500	5/1/2020	254,334

	SEMICONDUCTORS - 0.6%
250,000	Xilinx, Inc.	2.1250	3/15/2019	249,449

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal
Amount ($)		Interest Rate	Maturity	Value
	BONDS & NOTES - 20.2% (Continued)
	TELECOMMUNICATIONS - 1.1%
500,000	Cisco Systems, Inc.	2.2000%	2/28/2021	$493,529

	TOTAL BONDS & NOTES (Cost - $8,827,776)			8,727,951

	CERTIFICATES OF DEPOSIT - 27.9%
	AUTO MANUFACTURERS - 0.6%
250,000	BMW Bank of North America	1.7000	2/24/2020	247,007

	BANKS - 26.7%
250,000	Abacus FSB	1.1000	7/29/2019	247,871
250,000	American Express Bank FSB	1.9500	8/31/2020	245,603
250,000	Bank Hapoalim BM/ New York NY	2.4000	9/6/2019	249,653
250,000	Bank Leumi USA	2.5000	10/10/2019	249,753
250,000	Bank of China Ltd./New York NY	2.3000	4/15/2019	249,873
250,000	Bank of India/New York NY	1.8000	1/23/2019	249,928
250,000	Bank of The West San Francisco CA	2.3500	7/25/2019	249,671
250,000	Barclays Bank Delaware	1.9500	9/21/2020	245,826
250,000	BMO Harris Bank	2.3000	5/31/2019	249,746
250,000	Capital One NA	1.9000	6/15/2020	246,576
250,000	Capitol Bank/Madison WI	2.0000	3/21/2019	249,781
250,000	Citibank	2.7500	5/4/2020	249,749
500,000	Compass Bank	1.6100	4/5/2019	499,487
500,000	ConnectOne Bank	2.2000	12/28/2020	491,860
250,000	Discover Bank	1.9000	8/10/2020	246,027
250,000	EnerBank USA	1.1500	5/28/2019	248,619
250,000	Goldman Sachs Bank USA/New York NY	1.7500	1/14/2019	249,968
250,000	IberiaBank	2.6000	3/2/2020	249,515
250,000	Israel Discount Bank of New York	1.3000	9/16/2019	247,366
250,000	JPMorgan Chase Bank	2.8000	9/14/2020	249,393
250,000	Keesler Federal Credit Union	2.9000	12/20/2019	250,484
250,000	LCA Bank Corp.	1.2500	10/15/2019	247,005
450,000	MB Financial Bank NA	2.0000	8/7/2019	448,480
250,000	Merrick Bank Corp./South Jordan UT	1.2000	10/11/2019	247,040
500,000	Morgan Stanley Bank NA	2.3000	1/11/2021	492,673
700,000	Morton Community Bank	2.2000	2/2/2021	687,854
250,000	Neighors Federal Credit Union	3.1500	10/26/2021	249,879
250,000	Park National Bank	1.8000	3/30/2020	246,953
500,000	Peoples State Bank/Summit SD	2.0000	7/24/2019	498,437
250,000	Sallie Mae Bank	1.7500	1/21/2020	247,459
250,000	Springs Valley Bank & Trust Co.	1.2500	8/26/2019	247,603
250,000	State Bank of India/New York NY	2.3000	1/27/2020	248,851
250,000	Stearns Bank NA	1.6000	4/21/2020	246,108
250,000	Texas Exchange Bank SSB	2.0000	7/28/2020	246,524
250,000	TIAA FSB	1.8000	6/15/2020	246,221
250,000	UBS Bank USA	2.8000	6/15/2020	249,774
250,000	United Bank Fairfax VA	2.4000	6/28/2019	249,791
250,000	Wex Bank	3.0000	10/13/2020	250,110
250,000	WebBank	2.8000	5/29/2020	249,831
250,000	Wells Fargo Bank NA	1.2500	4/22/2019	249,163
				11,566,505
	SAVINGS & LOANS - 0.6%
250,000	Third Federal Savings & Loan Assosication of Cleveland	1.9000	9/15/2020	245,671

	TOTAL CERTIFICATES OF DEPOSIT (Cost - $12,147,860)			12,059,183

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares
	EXCHANGE TRADED FUNDS - 17.2%
	COMMODITY FUND - 1.0%
3,720	SPDR Gold Shares (a) *	$451,050

	DEBT FUNDS - 16.2%
33,400	Invesco BulletShares 2019 Corporate Bond ETF	703,404
33,400	Invesco BulletShares 2020 Corporate Bond ETF	703,738
33,900	Invesco BulletShares 2021 Corporate Bond ETF	703,425
14,000	Invesco Ultra Short Duration ETF	700,980
11,800	iShares Floating Rate Bond ETF	594,248
13,600	iShares Short-Term Corporate Bond ETF	702,304
6,700	iShares Short Maturity Bond ETF	333,995
7,000	PIMCO Enhanced Short Maturity Active	706,650
23,200	SPDR Bloomberg Barclays Investment Grade Floating	704,584
23,300	SPDR Portfolio Short Term Corporate Bond ETF	702,262
11,100	SPDR SSgA Ultra Short Term Bond ETF	445,665
		7,001,255

	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,447,106)	7,452,305

	SHORT-TERM INVESTMENTS - 27.3%
	MONEY MARKET FUNDS - 27.3%
9,381,498	Fidelity Investments Money Market Funds - Government Portfolio - Class I 2.25% (b)	$9,381,498
2,446,614	First American Government Obligations Fund - Class Z 2.32% (a,b)	2,446,614
	TOTAL SHORT-TERM INVESTMENTS (Cost - $11,828,112)	11,828,112

	TOTAL INVESTMENTS - 92.6% (Cost - $40,250,854)	$40,067,551
	OTHER ASSETS LESS LIABILITIES - 7.4%	3,183,678
	NET ASSETS - 100.0%	$43,251,229

ETF - Exchange Traded Funds

PLC - Public Limited Company

*	Non-Income producing investment.

(a)	All or part of this instrument is a holding of GBSF Fund Limited.

(b)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2018.

FUTURES CONTRACTS

OPEN LONG FUTURES CONTRACTS

Number of				Notional Value at	Net Unrealized
Contracts	Issue	Exchange	Expiration	December 31, 2018	Appreciation
335	Gold 100oz Futures (a)	NY Comex	February-19	$43,024,050	$1,706,510

(a)	All or part of this instrument is a holding of GBSF Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Assets and Liabilities
December 31, 2018

ASSETS
Investment securities:
At cost	$40,250,854
At value	$40,067,551
Deposit with broker for futures contracts	1,226,300
Unrealized appreciation on futures contracts	1,706,510
Receivable for Fund shares sold	824,987
Dividends and interest receivable	141,385
Receivable for securities sold	80,002
Prepaid expenses and other assets	14,054
TOTAL ASSETS	44,060,789

LIABILITIES
Payable for investments purchased	736,408
Payable for Fund shares repurchased	24,551
Investment advisory fees payable	24,078
Distribution (12b-1) fees payable	9,251
Payable to related parties	9,176
Shareholder service fees	6,096
TOTAL LIABILITIES	809,560
NET ASSETS	$43,251,229

Composition of Net Assets:
Paid in capital	$42,990,711
Accumulated earnings	260,518
NET ASSETS	$43,251,229

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$42,273,654
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,972,816
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.43

Advisor Class Shares:
Net Assets	$977,575
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	45,932
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.28

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$663,149
Dividends	188,204
TOTAL INVESTMENT INCOME	851,353

EXPENSES
Investment advisory fees	350,236
Administrative service fees	121,414
Distribution fees - Investor Class Shares	117,199
Distribution fees - Advisor Class Shares	2,267
Shareholder service fees - Investor Class Shares	70,319
Miscellaneous expenses	551
TOTAL EXPENSES	661,986

NET INVESTMENT INCOME	189,367

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized loss from:
Investments	(313,903)
Futures	(3,504,823)
Net Realized Loss on Investments and Futures	(3,818,726)

Net change in unrealized appreciation on:
Investments	73,789
Futures	1,248,360
Net Change in Unrealized Appreciation on Investments and Futures	1,322,149

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES	(2,496,577)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,307,210)

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$189,367	$12,137
Net realized gain (loss) on investments and futures	(3,818,726)	2,792,227
Net change in unrealized appreciation on investments and futures	1,322,149	1,540,123
Net increase (decrease) in net assets resulting from operations	(2,307,210)	4,344,487

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	—	(3,172,709)
Advisor Class	—	(12,702)
Total distributions paid*
Investor Class	(525,447)	—
Advisor Class	(1,369)	—
Total distributions to shareholders	(526,816)	(3,185,411)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	45,103,317	60,876,069
Advisor Class	1,037,946	311,167
Reinvestment of dividends and distributions
Investor Class	513,945	3,082,034
Advisor Class	1,369	10,152
Payments for shares redeemed
Investor Class	(54,012,600)	(45,734,146)
Advisor Class	(298,324)	(211,044)
Net increase (decrease) from shares of beneficial interest transactions	(7,654,347)	18,334,232

NET INCREASE (DECREASE) IN NET ASSETS	(10,488,373)	19,493,308

NET ASSETS
Beginning of year	53,739,602	34,246,294
End of year **	$43,251,229	$53,739,602

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Consolidated Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes accumulated net investment income of $0 as of December 31, 2017.

SHARE ACTIVITY
Investor Class:
Shares Sold	2,071,154	2,609,318
Shares Reinvested	24,382	138,270
Shares Redeemed	(2,487,587)	(1,969,483)
Net increase (decrease) in shares of beneficial interest outstanding	(392,051)	778,105

Advisor Class: (1)
Shares Sold	48,454	13,297
Shares Reinvested	65	457
Shares Redeemed	(13,947)	(9,014)
Net increase in shares of beneficial interest outstanding	34,572	4,740

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$22.62	$21.49	$20.54	$23.33	$24.24
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.01	(0.07)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	(1.02)	2.42	1.47	(2.67)	(0.79)
Total income (loss) from investment operations	(0.93)	2.43	1.40	(2.79)	(0.92)
Less distributions:
Distributions from net investment income	(0.26)	(1.30)	(0.36)	—	(0.00	) (b)
Return of capital	—	—	(0.09)	—	—
Total distributions	(0.26)	(1.30)	(0.45)	—	—

Paid-in-capital from redemption fees	—	—	—	0.00 (b)	0.01
Net asset value, end of year	21.43	22.62	21.49	20.54	23.33

Total return (c)	(4.08)%	11.40%	6.80%	(11.96)%	(3.75)%
Net assets, end of year (in 000s)	$42,274	$53,484	$34,105	$36,488	$35,109
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (d)	1.41%	1.41%	1.44%	1.45%	1.45%
Ratios of net investment income (loss) to average net assets (d,e)	0.41%	0.05%	(0.29)%	(0.53)%	(0.53)%
Portfolio turnover rate	167%	125%	203%	319%	559%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(b)	Less than $0.01 per share.

(c)	Total return assumes reinvestment of all distributions.

(d)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(e)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Year/Period

	Advisor Class
	Year Ended December 31,		For the Period Ended
	2018	2017	December 31, 2016	(a)

Net asset value, beginning of year/period	$22.51	$21.41	$24.34
Income (loss) from investment operations:
Net investment loss (b)	(0.05)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	(1.00)	2.40	(2.35	) (c)
Total income (loss) from investment operations	(1.05)	2.26	(2.49)
Less distributions:
Distributions from net investment income	(0.18)	(1.16)	(0.36)
Return of capital	—	—	(0.08)
Total distributions	(0.18)	(1.16)	(0.44)

Net asset value, end of year/period	$21.28	$22.51	$21.41

Total return (d)	(4.68)%	10.65%	(10.21	)% (e)
Net assets, end of year/period (in 000s)	$978	$256	$142
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (f)	2.01%	2.01%	2.04	% (g)
Ratios of net investment loss to average net assets (g,h)	(0.24)%	(0.59)%	(0.85	)% (g)
Portfolio turnover rate	167%	125%	203	% (e)

(a)	The Advisor Class commenced operations on April 19, 2016.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Consolidated Statement of Operations due to the timing of the commencement of operations of the Advisor Class.

(d)	Total return assumes reinvestment of all distributions.

(e)	Not annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Annualized.

(h)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements
December 31, 2018

1.	ORGANIZATION

The Gold Bullion Strategy Fund (the “Fund”) is a diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks returns that reflect the performance of the price of gold bullion. The Fund currently offers two classes of shares, Investor and Advisor classes of shares each of which are offered at Net Asset Value (“NAV”).

The Fund’s Investor class commenced operations on July 9, 2013 and the Advisor class commenced operations on April 19, 2016. The Fund may issue an unlimited number of shares of beneficial interest in one or more share classes. Generally, all shares of the Fund have equal rights and privileges, except for class-specific features, rights and expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – The Fund calculates its daily NAV per share at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Fund securities are valued each day at the last quoted sales price on each security’s primary exchange, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ price. Futures are valued at 4:00 p.m Eastern Time or, in the absence of a settled price, at the last bid price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

GBSF Fund Limited (“GBSF Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund that can invest in gold-bullion related exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), physical gold bullion and derivatives. See “Consolidation of Subsidiaries” for additional information.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2018

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2018 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$8,727,951	$—	$8,727,951
Certificates of Deposit	—	12,059,183	—	12,059,183
Exchange Traded Funds	7,452,305	—	—	7,452,305
Money Market Funds	11,828,112	—	—	11,828,112
Total Investments:	$19,280,417	$20,787,134	$—	$40,067,551
Derivative:
Futures Contracts	$1,706,510	$—	$—	$1,706,510

*	Refer to the Consolidated Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the current period.

There were no transfers into or out of Level 1 or Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include the accounts of GBSF Ltd., a wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in GBSF Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The subsidiary commenced operations on July 9, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Fund’s investment in GBSF Ltd. is as follows:

	Inception Date	GBSF Ltd. Net Assets at	% Of Net Assets at
	of GBSF Ltd.	December 31, 2018	December 31, 2018
GBSF Ltd.	7/09/2013	$5,784,367	13.37%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its direct investments as well as indirectly through investments in Underlying Funds and the subsidiary (GBSF Ltd.).

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2018

General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities market generally.

Exchange Traded Funds – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and ETN Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of commodities, equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Deposit with Broker for Futures Contracts at December 31, 2018 represent partially restricted deposits of $1,226,300 to meet margin and other broker regulatory requirements, and excess funds not required for margin.

Derivatives Risk: Futures are subject to inherent leverage that may magnify Fund losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.

Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2018

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, GBSF Ltd. is an exempted Cayman Islands investment company. GBSF Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GBSF Ltd. is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, a portion of GBSF Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $53,001,148 and $66,481,773, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) on futures contracts. During the year ended December 31, 2018, the Fund was subject to a master netting arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2018.

Gross Amounts Not Offset in the
Consolidated Statement of Assets
Assets:				& Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Consolidated	the Consolidated
	Recognized Assets	Statement of Assets	Statement of Assets	Financial	Cash Collateral
Description	(Liabilities)	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Futures Contract	$1,706,510	$—	$1,706,510	$—	$—	$1,706,510
Total	$1,706,510	$—	$1,706,510	$—	$—	$1,706,510

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2018

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2018:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Futures Contracts	Unrealized appreciation on futures contracts

At December 31, 2018, the fair value of the derivative instruments was as follows:

Asset Derivatives

Derivative Investment Type	Commodity Risk	Total at December 31, 2018
Futures	$1,706,510	$1,706,510

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location on the Consolidated Statement of Operations
Futures Contracts	Net realized loss from futures
Net change in unrealized appreciation on futures

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Realized loss on derivatives recognized in the Consolidated Statement of Operations
		Total for the Year
Derivative Investment Type	Commodity Risk	Ended December 31, 2018
Futures	$(3,504,823)	$(3,504,823)

Changes in unrealized appreciation on derivatives recognized in the Consolidated Statement of Operations
		Total for the Year
Derivative Investment Type	Commodity Risk	Ended December 31, 2018
Futures	$1,248,360	$1,248,360

The derivative instruments outstanding as of December 31, 2018 as disclosed in the Notes to Consolidated Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2018

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 2.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Fund. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund. Sub-Advisor expenses are the responsibility of the Advisor.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor earned $350,236 in advisory fees for the year ended December 31, 2018.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agent services to the Fund as shown in the consolidated Statement of Operations under Administrative services fees. Under the terms of the Fund’s agreement with GFS, GFS pays for certain operating expenses of the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. These expenses are the responsibility of GFS.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Investor and Advisor class at an annual rate of 0.25% and 1.00%, respectively, of their average daily net assets and is paid to Ceros Financial Services, Inc. (the “Distributor”), an affiliate of the Advisor, to provide compensation for ongoing shareholder servicing or services and-or maintenance of accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2018, pursuant to the Plan, Investor and Advisor Class shares paid $117,199 and $2,267, respectively.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) on the Investor class. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.15% (currently set at 0.15%), of its average daily net assets of the Investor class and is paid to Ceros Financial Services (“Ceros”) to provide compensation for ongoing shareholder servicing or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor. For the year ended December 31, 2018, Investor Class shares paid $70,319.

Each Trustee who is not an “interested person” of the Trust or Advisor was compensated at a rate of $20,000 per year through June 30, 2018; then at the rate of $30,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested Trustees of the Trust are also officers or employees of the Advisor and its affiliates. Trustees’ fees were not borne by the Fund, but by GFS.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2018

During the year ended December 31, 2018, Ceros, a registered broker/dealer and an affiliate of the Advisor, and principal underwriter of the Fund, executed trades on behalf of the Fund and received $21,522 in trade commissions.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes excluding futures, and its respective gross unrealized appreciation and depreciation at December 31, 2018, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$40,491,688	$1,871,499	$(2,145,736)	$(274,237)

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the years ended December 31, 2018 and December 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Ordinary Income	$522,221	$3,173,707
Long-Term Capital Gain	—	—
Return of Capital	4,595	11,704
	$526,816	$3,185,411

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(1,363,935)	$1,898,690	$(274,237)	$260,518

The difference between book basis and tax basis unrealized appreciation and accumulated realized loss is primarily attributable to the tax deferral of losses on wash and tax adjustments for the Fund’s holding in GBSF Ltd.

At December 31, 2018, the Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$1,149,931	$214,004	$1,363,935	$—

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, tax adjustments for tax return updates, non-deductible expenses and the Fund’s holding in GBSF Ltd., resulted in reclassification for the year ended December 31, 2018 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(3,186,650)	$3,186,650

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2018

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2018, E*Trade Savings Bank and National Financial Services, LLC held approximately 61.28% and 26.11%, of the Fund for the benefit of its customers.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Consolidated Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Consolidated Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Consolidated Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Gold Bullion Strategy Fund and

Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of The Gold Bullion Strategy Fund (the “Fund”), a series of Advisors Preferred Trust, as of December 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the periods indicated in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of The Gold Bullion Strategy Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN &. COMPANY, LTD.

Cleveland, Ohio

February 27, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

The Gold Bullion Strategy Fund
Expense Example (Unaudited)
December 31, 2018

As a shareholder of The Gold Bullion Strategy Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Gold Bullion Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Gold Bullion Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account Value	Account Value	Period *
Expenses	Ratio	7/1/2018	12/31/2018	7/1/2018-12/31/2018
Investor Class	1.42%	$1,000.00	$1,015.20	$7.21
Advisor Class	2.02%	$1,000.00	$1,011.50	$10.24

Table 2

Hypothetical	Annualized	Beginning	Ending	Expenses Paid During
(5% return before	Expense	Account Value	Account Value	Period *
expenses)	Ratio	7/1/2018	12/31/2018	7/1/2018-12/31/2018
Investor Class	1.42%	$1,000.00	$1,018.05	$7.22
Advisor Class	2.02%	$1,000.00	$1,015.02	$10.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited)
December 31, 2018

Approval of Advisory and Sub-Advisory Agreement – The Gold Bullion Strategy Fund

At a meeting held on June 4 and 5, 2018, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Board who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of The Gold Bullion Strategy Fund (the “Fund”), and the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Ltd. (the “Sub-Adviser”), on behalf of the Fund.

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials covering, but not limited to, the following: the nature, extent and quality of the services provided by the Adviser to the Fund; the investment performance of the Fund and the Adviser; the costs of the services to be provided to the Fund; the extent to which economies of scale benefit shareholders; and the profits to be realized by the Adviser and Sub-Adviser and affiliates from the relationship with the Fund.

In its consideration of the approval of the Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with their approval of the Advisory Agreement and Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s and the Sub-Adviser’s Forms ADV, a description of the manner in which investment decisions are made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser, a review of the experience of professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration processes, respectively, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

In reaching their conclusions, the Board considered that the Adviser generally provides management and operational oversight of the Sub-Adviser. They also considered that the Adviser continues to provide numerous high-quality services to the Fund and Sub-Adviser, including the ongoing monitoring and evaluation of the performance of the Fund, various administrative services, trade execution, and extensive compliance review and assistance. The Board also considered that the Adviser has not reported any material compliance or regulatory matters, and the financial resources of the Adviser. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund was satisfactory and reliable.

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited) (Continued)
December 31, 2018

With respect to the Sub-Adviser, the Board considered the experience and performance of the Sub-Adviser’s portfolio management team, research staff, and compliance program. The Board considered that the Sub-Adviser employs a continuous investment program on behalf of the Fund and also uses the Fund as part of investment strategies and portfolios it offers to its clients as part of a wrap fee advisory arrangement or to other clients via separate accounts, as well as to the public. The Board reviewed the financial resources of the Sub-Adviser. The Board also considered the Sub-Adviser’s practices with respect to monitoring compliance for the Fund and recent responses to regulatory inquiries and found that the Sub-Adviser has devoted appropriate resources to compliance. The Board noted that the Sub-Adviser has made senior people available and that the Board has a strong relationship with key personnel participating in Board Meetings and familiarity with the operations of the Sub-Adviser. The Board appreciated the proactive models and strategies which enhance performance. The Board noted that the loss of one portfolio manager had minimal effect on the Fund due to the quick replacement with a seasoned individual.

The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, financial resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services provided by Sub-Adviser to the Fund were satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and therefore does not directly control the performance of the Fund. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Fund, obtaining derivative agreements and reporting to the Board, and concluded that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the Fund’s investment objectives and appears to be carrying out its functions appropriately.

With respect to the performance results from the Sub-Adviser’s daily management and investment strategies, the Board considered the performance of the Fund compared to its primary benchmark index and Morningstar category for various periods. The Board considered performance comparison information provided by the Adviser, using it as the primary source of relative performance. The Board also reviewed the Sub-Adviser’s strategy and explanations for over/under performance. Regarding the Fund, the Board noted the Fund underperformed the benchmark S&P GSCI Gold Fund Index by 2.39% for the 12 months ended April 30, 2018 and by 1.37% for the 3 year period. They also noted it lagged the Morningstar Commodity category for the 12 month period, and outperformed the Morningstar Commodity category by 4.64% for the three year period. The Board concluded that deteriorated performance in the fixed income portion of the Fund’s portfolio and Fund expenses contributed to the difference in tracking to the S&P GSCI Gold Index during the last quarter.

Fees and Expenses. As to the costs of the services rendered to Fund by each of the Adviser and Sub-Adviser, the Board considered a comparison of the level of advisory fees and total operating expenses charged by the Fund to funds in the Fund’s Morningstar Category. The Board noted that the Adviser does not advise any investment vehicle with investment objectives

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited) (Continued)
December 31, 2018

and strategies substantially similar to the Fund’s (expect for The Gold Bullion Strategy Portfolio) and that the Sub-Adviser charged higher fees to client accounts with investment mandates similar to those of the Fund. With respect to the Fund, the 0.75% management was below the average of the Morningstar Commodity Category. The total expense ratio 1.54% for Class A shares and Investor Class shares and 2.14% for Advisor Class shares of the Fund were each within the range of the Morningstar Commodity Category for similar classes.

The Board concluded that the management fee and overall expenses charged to the Fund were not unreasonable. They further noted that the fees were not excessive and aligned with comparable funds. The Board also considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, noting that the Sub-Adviser is responsible for the management of the Fund’s portfolio and the Adviser provides oversight and support services to the Sub-Adviser as well as trade execution. The Board reviewed the fees payable to each of the Adviser and Sub-Adviser, considered the allocation of the advisory fee payable to the Fund and the portion retained by the Adviser. The Board further noted that the Adviser will retain between 0.20% and 0.25% of the gross advisory fee for its services to the Fund, with the portion of the management fee retained by the Adviser decreasing slightly as the assets of the Fund increase. The Board concluded that the allocation of the advisory fee as between the Adviser and Sub-Adviser and the portion retained by the Adviser was not unreasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively.

Profitability. The Board considered the profitability of each of the Adviser and Sub-Adviser, respectively, and whether profits from the Fund, if any, are reasonable in light of the services provided to the Fund. The Board considered that at current asset levels and after payment of sub-advisory fees to the Sub-Adviser, the Advisor continued to operate at a loss with respect to the Fund; and operated at a loss or at only a very slight profit with respect to the Fund after including the totality of services. For the Sub-Adviser, the Board considered that with respect to sub-advisory services for the Fund, the Sub-Adviser also operated at a loss. The Board concluded that the Adviser and Sub-Adviser were currently not profitable from their relationship with the Fund.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser would realize economies of scale with respect to their management of the Fund. The Adviser stated they believe economies of scale will not be reached until assets reach a potential minimum of $300 to $500 million, and economies of scale would be revisited when assets reach those levels.

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreement and the Sub-Advisory Agreements, respectively, and the subsidiary advisory agreement and the subsidiary sub-advisory Agreement, as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval for an additional one-year period was in the best interests of the Fund and its current and future shareholders. In considering the Advisory Agreement and the Sub-Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

The Gold Bullion Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (Since 2003); Partner, GR Group (since 2012)	10	Northern Lights Fund Trust IV (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011)	10	Centerstone Investors Trust (since 2016)

David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015); Head of Intermediary Sales, Baron Capital Inc., (February 2010 to December 2014)	10	None

1	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

2	The “Fund Complex” consists of the series of the Trust.

AP 12/31/17 v1

The Gold Bullion Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2018

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	President, Advisors Preferred, LLC (since June 2011); President and CEO, Ceros Financial Services, Inc., (since August 2009); President, Atcap Partners, LLC (since July 2011)	10	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Director of Sales and Marketing, Ceros Financial Services, Inc. (since January 2011)	10	None
Kevin E. Wolf Born: 1969	Treasurer	Indefinite; Since November 2012	President, Gemini Fund Services, LLC (since 2012); Vice-President, BluGiant, LLC (since 2004)	N/A	N/A
R. Michael Fox Born: 1950	Chief Compliance Officer	Indefinite; since December 2016	CCO and CFO of Advisors Preferred, LLC (since January 2013); CCO & CFO Atcap Partners, LLC (since April 2013); CFO and CRO of Ceros Financial Services, Inc. (since February 2012); CCO of Foothill Securities, Inc. (November–December 2016); and CCO and CFO Grail Securities, LLC (August 2016–February 2017)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; Since November 2012	Senior Vice President, Legal Administration, Gemini Fund Services, LLC (since February 2017); Vice President and Counsel (April 2016–2017): and AVP and Staff Attorney (September 2012 – March 2016)	N/A	N/A

1	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

2	The “Fund Complex” consists of the series of the Trust

The Portfolios’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-650-7453.

AP 12/31/17 v1

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-650-QGLD(7453) or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-650-7453.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $13,500

2017 - $13,000

(b)	Audit-Related Fees

2018 – None

2017 - None

(c)	Tax Fees

2018 - $3,000

2017 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $3,000

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 3/5/19

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 3/5/19